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                                                                    EXHIBIT 10.7

                               CELL PATHWAYS, INC.

                 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                           ADOPTED ON OCTOBER 14, 1997

                           AMENDED AS OF JUNE 22, 1998

                           AMENDED AS OF MAY 29, 2002

1.       Purpose.

         (a) The purpose of the 1997 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Cell Pathways, Inc., a Delaware corporation (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         (c) The Company, by means of the Plan, seeks to secure and retain the services of persons capable of serving as Non-Employee Directors of the Company, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.       Administration.

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         (a)      The Plan shall be administered by the Board of Directors of the Company (the "Board").

         (b) The Board may delegate administration of the Plan to a committee composed of one (1) or more members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       Shares Subject to the Plan.

         (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Nine Hundred Three Thousand Nine Hundred Twenty-Five (903,925) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       Eligibility.

         Options shall be granted only to Non-Employee Directors of the Company.

5.       Non-Discretionary Grants.

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         (a)      Each person who is a Non-Employee Director on the date that the registration of the initial offering of the Company's common stock for sale to the public becomes effective (the "Effective Date") automatically shall be granted an option to purchase Five Thousand Four Hundred Forty-Seven (5,447) shares of common stock of the Company on the terms and conditions set forth herein.

         (b) Each person who is, after the Effective Date and before the 2002 Amendment Date (as defined below), elected for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase Eighteen Thousand One Hundred Fifty-Seven (18,157) shares of common stock of the Company on the terms and conditions set forth herein.

         (c) On the date of each Annual Meeting of Stockholders of the Company, commencing with the Annual Meeting of Stockholders occurring in 1998, and before the 2002 Amendment Date, each person who has then been a Non-Employee Director for a period of at least three hundred sixty five (365) days automatically shall be granted an option to purchase Five Thousand Four Hundred Forty-Seven (5,447) shares of common stock of the Company on the terms and conditions set forth herein.

         (d) Each person who, on or after the date on which the stockholders approve the 2002 amendment of the Plan (the "2002 Amendment Date"), is elected for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase Fifty Thousand (50,000) shares of common stock of the Company on the terms and conditions set forth herein.

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         (e)      Each person who is serving as a Non-Employee Director prior to and as of the 2002 Amendment Date and who is to continue as a Non-Employee Director after the 2002 Amendment Date shall receive an option on the 2002 Amendment Date to purchase Thirty-One Thousand Eight Hundred Forty Three
(31,843) shares of common stock of the Company on the terms and conditions set forth herein.

         (f) On the date of each Annual Meeting of Stockholders of the Company, commencing with the Annual Meeting of Stockholders occurring on the 2002 Amendment Date, each person who has then been a Non-Employee Director for a period of at least three hundred sixty-five (365) days automatically shall be granted an option to purchase Ten Thousand (10,000) shares of common stock of the Company on the terms and conditions set forth herein.

6.       Option Provisions.

         Each option shall contain the following terms and conditions:

         (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's continuous service with the Company, whether as a Director, or if his or her status changes, as an employee of or consultant to the Company or any Affiliate of the Company, terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of service. In any and all circumstances, an option may be exercised following termination of the optionee's service with the Company and all Affiliates of the Company only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e).

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         (b)      The exercise price of each option shall be one hundred percent
(100%) of the fair market value of the stock subject to such option on the date such option is granted. For purposes of the Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows:

                  (i) If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

                  (ii) In the absence of such markets for the common stock, the fair market value shall be determined in good faith by the Board.

                  Notwithstanding the foregoing, for purposes of options granted pursuant to subparagraph 5(a), "fair market value" shall mean the price per share at which shares of common stock are first sold to the public in the Company's initial public offering as specified in the final prospectus with respect to that offering.

         (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

                  (i) Payment of the exercise price per share in cash at the time of exercise; or

                  (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of

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common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at fair market value on the date preceding the date of exercise; or

                  (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

         Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

         (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his or her guardian or legal representative, unless otherwise specified in the option, in which case the option may be transferred upon such terms and conditions as are set forth in the option, as the Board or the Committee shall determine in its discretion, including (without limitation) pursuant to a "domestic relations order." Notwithstanding the foregoing, the person to whom an option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

         (e) Options granted under the Plan shall vest and become exercisable as follows:

                  (i) An option granted pursuant to subparagraph 5(a) shall be fully vested and exercisable on March 31, 1998, provided that the optionee has, during the entire period prior to

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such vesting date, continuously served as a Director of the Company or as an employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully vested and exercisable in accordance with its terms.

                  (ii) An option granted pursuant to subparagraph 5(b), 5(d) or 5(e) shall become vested and exercisable in three equal annual installments occurring on the first through third anniversary dates of the date of grant of the option, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Director of the Company or as an employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become vested and exercisable with respect to such installment in accordance with its terms.

                  (iii) An option granted pursuant to subparagraph 5(c) or 5(f) shall be fully vested and exercisable one year after the date of grant of the option, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Director of the Company or as an employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully vested and exercisable in accordance with its terms.

         (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-

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currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

         (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.       Covenants of the Company.

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.       Use of Proceeds from Stock.

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

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9.       Miscellaneous.

         (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

         (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall impair any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director.

         (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through such Non-Employee Director, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for such Non-Employee Director pursuant to any previous option grant.

         (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal, is made available to the Company for timely payment of such tax.

10.      Adjustments upon Changes in Stock.

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan, without the receipt of consideration by the Company (through merger,

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consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan, and the outstanding options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding options. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

         (b) In the event of: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation
(a) where no person within the meaning of subsection (3) below becomes the "beneficial owner" (as defined below) of 20% or more of the resulting voting power and where the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving or controlling entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving or controlling entity outstanding immediately after such merger or consolidation or (b) (without derogating from the power of the Board or Committee in other situations) which the Board or Committee determines should not, because of the nature and purpose of the transaction, have the effect of accelerating the vesting, exercisability and termination of options under this subsection, or (3) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust,

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sponsored or maintained by the Company or any Affiliate of the Company) of the
beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least twenty percent (20%) of the combined voting power entitled to vote in the election of directors, then the vesting and exercisability of all outstanding options shall be accelerated prior to such event and the options terminated if not exercised (if applicable) after such acceleration and at or prior to such event.

11.      Amendment of the Plan.

         (a) The Board at any time, and from time to time, may amend the Plan. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy any Nasdaq or securities exchange listing requirements.

         (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and
(ii) such person consents in writing.

12.      Termination or Suspension of the Plan.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the tenth (10th) anniversary of its adoption by the Board. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

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         (c)      The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13.      Effective Date of Plan; Conditions of Exercise.

         (a) The Plan shall become effective upon adoption by the Board of Directors, approval by the Stockholders of the Company and the Effective Date of the Initial Public Offering.

         (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

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